Bay View Securitization Corporation

Bay View 2002 LJ-1 Owner Trust
For Payment Date: June 25, 2003
For Collection Period: May 31, 2003
For Determination Date: June 16, 2003

A.		PRINCIPAL BALANCE RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE

(A	)	Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00

(I	)	Ending Balance	0.00	73,188,642.28	171,000,000.00	87,410,907.00	16,999	331,599,549.28	331,599,549.28

(C	)	Collections (Regular Payments)	0.00	5,839,773.87	0.00	0.00	N/A	5,839,773.87	5,839,773.87

(D	)	Withdrawal from Payahead (Principal)	0.00		0.00	0.00	N/A	0.00	0.00

(E	)	Collections (Principal Payoffs)	0.00	9,077,001.52	0.00	0.00	524	9,077,001.52	9,077,001.52

(F	)	Gross Charge Offs (Prior Mo. End Bal)	0.00	461,299.26	0.00	0.00	27	461,299.26	461,299.26

(G	)	Principal Reductions (Other)(Partial chg-off)	0.00	23,348.43	0.00	0.00	N/A	23,348.43	23,348.43

(H	)	Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I	)	Ending Balance	0.00	57,787,219.20	171,000,000.00	87,410,907.00	16,448	316,198,126.20	316,198,126.20

(J	)	Certificate Factor	0.000000%	44.796294%	100.000000%	100.000000%	78.755087%	69.768428%	69.768428%

Notional Principal Balance: Class I
(L	)	Beginning							231,774,381.00

(M	)	Reduction							12,675,248.00

(N	)	Ending							219,099,133.00

Notional Principal Balance: Companion Component
(O	)	Beginning							99,825,168.28

(P	)	Reduction							2,726,175.08

(Q	)	Ending							97,098,993.20

B.		CASH FLOW RECONCILIATION							TOTALS
(A	)	CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS							17,890,063.06

(B	)	INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT							18,889.09

(C	)	WITHDRAWAL FROM PAYAHEAD ACCOUNT							0.00

		1) allocable to principal							0.00

		2) allocable to interest							0.00

(D	)	ADVANCES							4,543.46

(E	)	REPURCHASES							0.00

(F	)	GROSS CHARGE OFF RECOVERIES							193,590.20

(G	)	SPREAD ACCOUNT WITHDRAWAL							0.00

(H	)	Policy Draw for “I” Interest							0.00

(I	)	Policy Draw for “A-1” Interest or Ultimate Principal							0.00

(J	)	Policy Draw for “A-2” Interest or Ultimate Principal							0.00

(K	)	Policy Draw for “A-3” Interest or Ultimate Principal							0.00

(L	)	Policy Draw for “A-4” Interest or Ultimate Principal							0.00

		TOTAL COLLECTIONS							18,107,085.81

C.		TRUSTEE DISTRIBUTION							TOTAL
(A	)	TOTAL CASH FLOW							18,107,085.81

(B	)	DEPOSIT TO PAYAHEAD							15,558.60

(C	)	Indenture Trustee Fee							0.00

(D	)	UNRECOVERED INTEREST ADVANCES							1,954.53

(E	)	SERVICING FEE (DUE AND UNPAID)							276,332.96

(F	)	Standby Servicing Fee (not to exceed $50,000)							5,526.66

(G	)	Owner Trustee Fee (not to exceed $25,000)							0.00

(H	)	INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(I	)	INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							146,987.19

(J	)	INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							416,100.00

(K	)	INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							262,232.72

(L	)	Interest to “I” Certificate Holders, including Overdue							482,863.29

(M	)	PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(N	)	PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE							15,401,423.08

(O	)	PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(P	)	PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE							0.00

(Q	)	Policy Premium and Unreimbursed Draws							105,399.38

(R	)	Spread Account (up to the Requisite Amount)							992,707.40

(S	)	Additional Unpaid Standby Servicing Fee							0.00

(T	)	Additonal Unpaid Indenture Trustee Fee							0.00

(U	)	Additional Unpaid Owner Trustee Fee							0.00

(V	)	Interests Advance Recovery Payments							0.00

(W	)	EXCESS YIELD							0.00

		BALANCE							0.00

D.		SPREAD ACCOUNT							SPREAD
									ACCOUNT
(A	)	BEGINNING BALANCE							16,400,919.71

(B	)	ADDITIONS TO SPREAD AMOUNT							992,707.40

(C	)	INTEREST EARNED							14,811.98

(D	)	DRAWS							0.00

(E	)	REIMBURSEMENT FOR PRIOR DRAWS							N/A

(F	)	DISTRIBUTION OF FUNDS TO SERVICER							N/A

(G	)	PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER							0.00
(H	)	ENDING BALANCE							17,408,439.10

(I	)	REQUIRED BALANCE							15,809,906.31

Bay View Securitization Corporation

Bay View 2002 LJ-1 Owner Trust
For Payment Date: June 25, 2003
For Collection Period: May 31, 2003
For Determination Date: June 16, 2003

(J	)	CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER			1,598,532.79

E.		CURRENT RECEIVABLES DELINQUENCY
				NUMBER	BALANCE
		# PAYMENT DELINQUENCY
(A	)	31-60		61	1,015,824.80

(B	)	61-90		16	311,117.12

(C	)	TOTAL		77	1,326,941.92

(D	)	90+ days		10	253,811.53

F.		REPOSSESSIONS
(A	)	COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)		18	298,545.52

(B	)	AGGREGATE REPOSSESSIONS		184	3,744,658.88

(C	)	UNLIQUIDATED REPOSSESSIONS		22	405,804.42

G.		PAYAHEAD RECONCILIATION
(A	)	BEGINNING BALANCE			115,355.10

(B	)	DEPOSIT			15,558.60

(C	)	WITHDRAWAL			0.00
(D	)	ENDING BALANCE			130,913.70
PERFORMANCE TEST
H.		DELINQUENCY RATIO (30+)	DELINQUENT
			MONTH	POOL	DELINQUENCY
		MONTH	BALANCE	BALANCE	%
(A	)	CURRENT	1,326,941.92	316,198,126.20	0.4197%

(B	)	1ST PREVIOUS	1,134,116.63	331,599,549.28	0.3420%

(C	)	2ND PREVIOUS	974,554.10	346,869,671.88	0.2810%

(D	)	THREE MONTH ROLLING AVERAGE	1,145,204.22	331,555,782.45	0.3454%

I.		CUMULATIVE DEFAULT RATE	MONTH	ORIGINAL POOL
			BALANCE	BALANCE	Default Rate %
(A	)	Defaulted Receivables (Current Period)	466,483.10

(B	)	Cumulative Defaulted Receivables (Prior Month)	4,111,634.81

(C	)	Cumulative Defaulted Receivables (Current Month)	4,578,117.91	453,210,907.00	1.01%

			MONTH	ORIGINAL POOL
J.		CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A	)	Collection Period Charge-Off receivables	484,647.69

(B	)	50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—

(C	)	Aggregate Cram Down Losses during period	—

(D	)	Less: Recoveries (current month)	193,590.20

(E	)	Prior Period Adjustment	—

(F	)	Net Losses current period	291,057.49

(G	)	Prior Period cumulative net losses	2,579,723.48

(H	)	Cumulative Net Losses (current period)	2,870,780.97	453,210,907.00	0.63%

(I	)	Total Defaults	466,483.10

(K	)	50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	233,241.55

(L	)	Cumulative net losses including 50% of defaults	3,104,022.52	453,210,907.00	0.68%

K.		EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A	)	Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	523,079.85	316,198,126.20	0.17%

L.		LOCKBOX TEST		AMOUNT	NUMBER

(A	)	Total Payments to Lockbox (Current Month)		8,659,594.65	16,208

(B	)	Total Payments (Current Month)		18,083,653.26	17,458

(C	)	Lockbox Payment Percentage			92.84%

M.		FINANCIAL COVENANTS
(A	)	Monthly BVAC capital (at least $50MM)			50,000

(B	)	Monthly BVAC cash and working capital borrowing capacity (at least $5MM)		*	n/a

(C	)	Monthly BVAC net worth (at least $20MM)			59,479

* Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		AVP, Assistant Controller
Bay View Securitization Corp		Bay View Acceptance Corp